UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2008

ImageWare Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15757	33-0224167
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

10883 Thornmint Road, San Diego, CA	92127
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (858) 673-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02  Results of Operations and Financial Condition.

On May 20, 2008, ImageWare Systems Inc. (the “Company”) issued a press release and hosted a conference call announcing and discussing the results of operations and financial condition of the Company for the three months ended March 31, 2008.  A copy of the release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.  A copy of the transcript of the conference call is furnished as Exhibit 99.2 to this Current Report.

The information of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are included with this Form 8-K:

99.1	Press Release issued May 20, 2008.

99.2	Transcript of Conference Call of ImageWare Systems Inc. held May 20, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.,
a Delaware corporation

Date: May 23 , 2008	By: /s/ Wayne G. Wetherell
Wayne G. Wetherell
Chief Financial Officer

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